Financial Analyst Day Phoenix, Arizona March 10, 2017 Exhibit 99.1

RETHINK ENERGY EFFICIENCY. Financial Analyst Day | Phoenix, Arizona | March 10, 2017

Agenda Analyst Day 2017 Introduction - Parag Agarwal8:00-8:05 Strategic Overview - Keith Jackson8:05-8:35 Q&A Analog Solutions Group - Bob Klosterboer 8:50-9:20 Image Sensor Group - Taner Ozcelik 9:20-9:50 Break Power Solutions Group – Bill Hall10:05-10:35 Q&A Finance - Bernard Gutmann10:50-11:20 Q&A

Safe Harbor Statement and Non-GAAP and Forecast Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on our current expectations, forecasts, estimates and assumptions, and involve risks, uncertainties and other factors that could cause results or events to differ materially from those expressed in the forward-looking statements. These factors include, among others: our revenues and operating performance; economic conditions and markets (including current financial conditions): risks related to our ability to meet our expectations regarding revenue growth, margin expansion, free cash flow generation, operational efficiency and the realization of synergies from our acquisition of Fairchild; effects of exchange rate fluctuations; the cyclical and seasonal nature of the semiconductor industry; changes in demand for our products; changes in inventories at our customers and distributors; technological and product development risks; enforcement and protection of our IP rights and related risks; risks related to the security of our information systems and secured network; availability of raw materials, electricity, gas, water and other supply chain uncertainties; our ability to effectively shift production to other facilities when required in order to maintain supply continuity for our customers; variable demand and the aggressive pricing environment for semiconductor products; our ability to successfully manufacture in increasing volumes on a cost-effective basis and with acceptable quality for our current products; risks associated with acquisitions and dispositions, including our recent acquisition of Fairchild (including our ability to realize the anticipated benefits of our acquisitions and dispositions; risks that acquisitions or dispositions disrupt our current plans and operations, the risk of unexpected costs, charges or expenses resulting from acquisitions or dispositions and difficulties encountered from integrating and consolidating and timely filing financial information with the SEC for acquired businesses and accurately predicting the future financial performance of acquired businesses); competitor actions, including the adverse impact of competitor product announcements; pricing and gross profit pressures; loss of key customers; order cancellations or reduced bookings; changes in manufacturing yields; control of costs and expenses and realization of cost savings and synergies from restructurings; significant litigation; risks associated with decisions to expend cash reserves for various uses in accordance with our capital allocation policy such as debt prepayment, stock repurchases, or acquisitions rather than to retain such cash for future needs; risks associated with financing and capital markets activities; risks associated with our substantial leverage and restrictive covenants in our debt agreements that may be in place from time to time; risks associated with our worldwide operations, including foreign employment and labor matters associated with unions and collective bargaining arrangements as well as man-made and/or natural disasters affecting our operations and finances / financials; the threat or occurrence of international armed conflict and terrorist activities both in the United States and internationally; risks and costs associated with increased and new regulation of corporate governance and disclosure standards; and risks related to new legal requirements and risks involving environmental or other governmental regulation. Additional factors that could affect our future results or events are described in our Annual Report on Form 10-K for the year ended December 31, 2016 and in other filings we make with the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this presentation. We do not undertake or assume any obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements. This presentation, and the related discussion, also contain certain non-GAAP financial measures, including non-GAAP operating expenses, which should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with generally accepted accounting principles (“GAAP”). Please refer to the Appendix of this presentation for our calculation methodologies and a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP. Analyst Day 2017

Keith Jackson, President and CEO RETHINK ENERGY EFFICIENCY.

Driving shareholder value through strong execution and free cash flow generation Analyst Day 2017 ON Semiconductor

Analyst Day 2017 Key Takeaways 1 2 3 4 Highly diversified & defensible business with high revenue visibility, & increasing exposure to Auto, Industrial, & Comm. markets ON has transformed itself into a provider of enabling technologies in strategic end-markets Margin expansion & accelerated Free Cash Flow1 generation, even if revenue growth fails to materialize Strong execution on Fairchild integration, raising synergy targets 1: Free Cash Flow or FCF is defined as Operating Cash Flow less capital expenditure

Analyst Day 2017 Evolution Into a Power and Analog Player Analog/Power/Sensors Consumer + Computing Auto/Industrials/Comm. 2006 2011 4Q 2016 Other

Analyst Day 2017 Highly DIVERSIFIED CUSTOMER BASE Top 20 customers 36% of 2016¹ revenue ¹: FY2016 represents FY16 Pro Forma ON+FCS Revenue

Analyst Day 2017 Enabling Innovation AUTOMOTIVE Sensor fusion for ADAS applications Vehicle electrification and power management for EV/HEV Disruptive technologies, such as solutions for ring cabling INDUSTRIAL GaN and SiC based power management solutions Machine vision for industrial automation, robotics and security applications Sensors, wireless connectivity and power manage- ment for IoT COMMUNICATION High efficiency fast and wireless charging solutions Complete solutions for USB Type C device connectivity and power delivery Wireless infrastructure power solutions

Analyst Day 2017 Strategic Priorities Accelerate Free Cash Flow Generation Growth with Profitability Continue to Improve Industry Leading Cost Structure Leverage Sales Reach and Distribution Partnerships Invest in markets with sustained profitability and growth: Auto, Industrial, Communications Target innovative products to address power management, sensors, connectivity and other challenges Cross-sell products from ON and Fairchild Leverage scale to drive sales through distribution channel Optimization of front-end production (high volume & low cost) and insourcing of back-end Synergies from Fairchild acquisition Sharp focus on margin improvements

Analyst Day 2017 Fairchild Integration Update Customer and market response better than expected Strong execution driving higher than expected synergies Positive revenue synergies with Fairchild bookings up 49% year on year Significant cross-selling opportunities Exceeding Strategic and Financial Objectives Solid Strength in Fairchild Revenue Optimization of front-end facilities Back-end insourcing to start towards the end of 2017 Gross Margin Improvement Program on Track

Analyst Day 2017 Transformative impact of Fairchild Catapults ON to a leadership position in power market Customers looking for alternative to market leader Positions ON as one-stop shop for multiple products and technologies Addition of key technologies to ON’s portfolio Fast charging, USB-C, SiC, HV and MV IGBTs and MOSFETs, Superjunction MOSFETs Vastly improved scale and cost structure Addition of highly efficient fabs to ON’s network Operating leverage and efficiency through higher volume Strong Free Cash Flow Contribution Projected incremental FCF of $260m by 2019 Value creation through rapid deleveraging and capital returns

Industry consolidation to continue Still too many sub-scale players Significant fragmentation in Analog/Power segment Scale is relative Larger players will continue to consolidate Maintaining competitive cost structure is critical ON will participate, but as always, in a disciplined manner Investments will be required to generate returns significantly above cost of capital Focus on adding key technologies and capabilities Collateral benefits Potential for share gains driven by customer consternation, especially if a foreign entity is involved Analyst Day 2017 Thoughts on Industry Consolidation

Analyst Day 2017 Extending competitive advantage Accelerating margin expansion Integrated manufacturing with unrivaled scale1 Enabling new technologies to address key markets Highly differentiated power management, analog & sensor products Synergistic and broad product portfolio with 84k SKUs Industry leading cost structure ¹: ~1.3 billion units shipped per week in 4Q16

SYNERGISTIC PORTFOLIO EXAMPLE - ADAS



Power Solutions Group
Image Sensor Group
Analog Solutions Group
Input Battery Protection
MBRS260T3G (60V SMB)
MURS140(400V SOD)
PMU
NCV97310
Multi-Rail Power Supply
LDO
NCV8170
3.3V
1.5V
LDO
NCV8154
1.3V
Microcontroller/CPU
LVDS Protection
SZESD7004
LVDS
Touch Sensor
LC717A00AJ
Display
LED
LDO
NCV8152
LED Driver
NCV1406
Ethernet
Transceiver
Ethernet ESD
SZNUP2114
Ethernet
Image Sensing
Image Sensor
AR0132AT
Video
I2C
LVDS Serializer
LVDS Protection
SZESD7205
Camera LVDS
Deserializer
3.3V
LDO
NCV8170
EEPROM
CAV25M01
DSP
AP0202AT
LIN Transceiver
NCV7321
LIN ESD
NUP1105L
LIN
USB Transceiver
USB ESD
ESD8004
USB
CAN Transceiver
NCV7340
CANFD ESD
NUP2105
CAN
Vehicle
CAN BUS
FlexRay
Transceiver
NCV7381
FlexRay ESD
NUP2115L
FlexRay
Image Sensing
Image Sensor
AR0132AT
Video
I2C
LVDS Serializer
LVDS Protection
SZESD7102
Camera LVDS
Deserializer
3.3V
LDO
NCV8170
EEPROM
CAV25512
EEPROM
CAV25M02

ON Semiconductor®

16 Analyst Day 2017

Analyst Day 2017 Value Proposition to Customers Enabler of new technologies in power, analog, sensors and connectivity for auto, industrial, and communications markets Focused on providing solutions with synergistic and broad product portfolio of 84,000 SKUs Reliable supplier with industry leading cost structure and operational efficiency

Analyst Day 2017 Strategic Focus on Key Markets AUTOMOTIVE Expected 4 year revenue CAGR of 7-9% Broad engagement with global market leading Tier-1 integrators & OEMs Leadership in high growth applications like ADAS, LED lighting, motor control and EV/HEV powertrain INDUSTRIAL Expected 4 year revenue CAGR of 3-5% Expanded position at leading industrial OEMs following Fairchild acquisition Comprehensive portfolio of power, sensors, motor drive and connectivity solutions for high-growth HPPC, Motor Control and IoT applications COMMUNICATION Expected 4 year revenue CAGR of 2-4% Strong position with leading domestic and Chinese OEMs Expanded solutions portfolio to address high growth fast and wireless charging, USB Type-C and wireless infrastructure power applications POSITIONED to outgrow THE semiconductor industry

Analyst Day 2017 Automotive- Expected Revenue CAGR 7-9% Body & Interior Lighting In-Vehicle Networking Autonomous Vehicles Vehicle Electrification (EV/HEV) ¹: FY2016 represents Q4’ 16 Annualized values. ¹

ADDRESSABLE CONTENT OF $200-$400[1] IN AUTOS

LIGHTING
- LED Exterior
- LED Interior
- Adaptive Front Lighting System (AFLS)
- Stepper Motor Control
- Pixel Lighting
- Laser Lighting

POWERTRAIN
- Engine Control
- Transmission Control
- Ignition
- Throttle Control
- Start-Stop
- 48 V System
- Electrification
- Charging



BODY & INTERIOR
- Body Computers & Gateways
- HVAC
- Door & Seat
- Smart-Junction Box
- Instrument Clusters
- Infotainment
- Connectivity
- Wireless Charging

ACTIVE SAFETY
- Rear View Camera
- Surround View Camera
- Park Assist
- Forward-Looking ADAS
- In-Cabin ADAS
- E-Mirror

IN-VEHICLE NETWORKING
- LIN/CAN, SBC, FlexRay & Ethernet

ON Semiconductor®

20 Analyst Day 2017

[1]: Assuming level 2 autonomous features. $200 for IC engines and $400 for EV/PHEV

A LEADER IN VEHICLE ELECTRIFICATION



ON-BOARD CHARGER

650 V SJ MOSFETs
650 V Si/SiC Rectifiers/FETs
Automotive HV modules
Gate drivers

650 V IGBTs

650 V GaN transistors
Op-amps & current sense
DC-DC, LDO, IVN, ASIC

BATTERY MANAGEMENT

40 V FETs (lowest RDSON)

MAIN DRIVE

650/1200 V Rectifiers
1200 V SiC Rectifiers/FETs

650/1200 V IGBTs

650 V GaN transistors
Op-amps & current sense
DC-DC, LDO, IVN, ASIC

12V 48V DC-DC

80/100 V FETs
Half-bridge drivers (high speed)

40 V FETs
Op-amps & current sense
DC-DC, LDO, IVN, ASICs

HV LOADS

650 V SJ MOSFETs
650 V Si/SiC Rectifiers/FETs

650 V IGBTs
Half-bridge drivers
P-channel MOSFETs

650 V GaN transistors
Automotive modules
Op-amps & current sense
DC-DC, LDO, IVN, ASICs

FAIRCHILD | ON | Shared Portfolio

ON Semiconductor®

21 Analyst Day 2017

Analyst Day 2017 Industrials- Expected Revenue CAGR 3-5% High Performance Power Conversion Industrial Automation Internet of Things ¹ ¹: FY2016 represents Q4’ 16 Annualized values.

Analyst Day 2017 A Leader in High Performance Power Conversion 480 V AC 3 Phase Loads: CPU DSP Memory 650 V SJ MOSFETs 650 V Si/SiC FETs/Rectifiers 1200 V IGBT PIMs 650 V GaN transistors PFC/PWM controllers 650 V IGBTs DrMOS DC-DC Buck-Boost PMICs DC-DC Buck LDOs LV FETs 1.8 V, 3 A 1.2 V, 1 A 5.0, 3.3 V 2.5 V, 1.8 V 12 V 48 V 400 V Shared Portfolio 650 V SJ MOSFETs 650 V Si/SiC FETs/Rectifiers Half-bridge drivers 80-100 V FETs 650 V IGBT PIMs 650 V GaN transistors PWM controllers 650 V IGBTs/Si FETs

Analyst Day 2017 A Leader in Motor Control Emerging Precision Motion Control Silent BLDC Advanced Substrates Motor Power Module Industrial 1ph/3ph BLDC Drivers Complex Motion Control Motor Power Module Silicon Carbide Power Discretes Opto Gate Drivers

Analyst Day 2017 Communications - Expected Revenue CAGR 2-4% USB Type C Fast & Wireless Charging Wireless infrastructure Power ¹ ¹: FY2016 represents Q4’ 16 Annualized values.

ADDRESSABLE CONTENT OF $9 IN SMARTPHONES



High Power Primary Power Conversion and Protection
USB PD, Qualcomm QuikCharge 2.0, MediaTek CPE+, Smart Charging Protocols
Optocoupler
Secondary Power Conversion and Protection
Quick Charge 3.0 Smart Charging
Wireless Charging TX
ESD Protection
Buck
Boost, Buck-Boost
USB PD/Type-C Interface Controllers and Data Management
2-input and High Current Switching Battery Charger
Wireless Charging RX
1-input Switching Battery Charger
AP MCU
PMIC
LDOs
Power Discretes
High Power Load Switches and FETs
Low Power Load Switches and FETs
Battery FETs, BPIC
Fuel Gauge
Camera PMIC

FAIRCHILD ON

ON Semiconductor®

26 Analyst Day 2017

Analyst Day 2017 Summary 1 2 3 ON has transformed itself as provider of enabling technologies for its strategic end-markets – Automotive, industrial, and communications Focus on accelerating free cash Flow and expanding margins through operational improvements and synergies Fairchild integration ahead of schedule– raising synergies targets